SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): August 18, 2006


                               Delta Apparel, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Georgia
                          ----------------------------
                          (State or Other Jurisdiction
                                of Incorporation)


        1-15583                                            58-2508794
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia                     30097
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    (Address of principal executive offices)                        (Zip Code)


                                 (678) 775-6900
                         ------------------------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

     On August 18, 2006, the Company issued a press release containing financial information and accompanying discussion for the quarter and fiscal year ended July 1, 2006.


Item 7.01       Regulation F-D Disclosure

     On August 18, 2006, Delta Apparel, Inc. issued its earnings release for the fiscal quarter and year ended July 1, 2006. The earnings release is set forth as
Exhibit 99.1 to this Current Report and is incorporated herein by reference. Robert W. Humphreys, President and CEO, will hold an analyst conference call on Friday, August 18, 2006 at 9:00 a.m. Eastern Time to discuss financial results and give a business update. The conference call will be broadcast through the Company's web site at www.deltaapparel.com. Investors may listen to the call by selecting "investor relations" then "company news." A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01       Financial Statements and Exhibits

(c)  The following exhibits are included with this Report:

     99.1       Press release issued by Delta Apparel, Inc. on August 18, 2006.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DELTA APPAREL, INC.



Date: August 18, 2006                    /s/ Deborah H. Merrill
                                         ---------------------------------------
                                         Deborah H. Merrill
                                         Vice President, Chief Financial Officer
                                         and Treasurer

EXHIBIT INDEX

Exhibit Number   Description
--------------   -----------

99.1             Press release issued by Delta Apparel, Inc. on August 18, 2006.